LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan High Yield Fund Supplement Dated September 23, 2019 to the Summary Prospectus dated May 1, 2019

This Supplement updates certain information in the Summary Prospectus for the LVIP JPMorgan High Yield Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMorgan”) under Portfolio Managers on page 4:

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Robert Cook, CFA	Managing Director	Since September 2019
William J. Morgan*	Managing Director	Since May 2010
James P. Shanahan, Jr.	Managing Director	Since May 2010
Thomas Hauser, CFA	Managing Director	Since September 2019
Jeffrey Lovell, CFA	Managing Director	Since September 2019
*	Mr. Morgan has announced his retirement from JPMorgan effective 2/29/20. Until his retirement, Mr. Morgan will continue to serve on the portfolio management team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE